Exhibit 99.2

The	Supplementary	June 30, 2012
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Adoption of New Accounting Pronouncement

Shareholders’ equity and book value per common share at December 31, 2011 and return on equity and operating return on equity for the second quarter and six months ended June 30, 2011 have been adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $273 million as of December 31, 2010 and 2011 and each of the quarter-end balances within 2011. The effect of the adoption of the new guidance on net income for the second quarter and six months ended June 30, 2012 and June 30, 2011 was not material.

(i)

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

JUNE 30, 2012

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	June 30 2012		Dec. 31 2011
		% of Total		% of Total
			(As Adjusted)
Invested Assets (at carrying value)
Short Term Investments	$2,012	4%	$1,893	4%
Fixed Maturities
Tax Exempt	20,260	47	20,211	47
Taxable	17,253	40	16,973	40
Equity Securities	1,583	4	1,512	4
Other Invested Assets	2,059	5	2,180	5

Total Invested Assets	$43,167	100%	$42,769	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,538		$2,422
Equity Securities	322		248

	2,860		2,670
Deferred Income Tax Liability	1,001		934

	$1,859		$1,736

Capitalization
Long Term Debt	$3,575		$3,575
Shareholders’ Equity	15,561		15,301

Total Capitalization	$19,136		$18,876

Debt as a Percentage of Total Capitalization	18.7%		18.9%

Actual Common Shares Outstanding	265.8		272.5

Book Value Per Common Share	$58.54		$56.15

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$52.34		$50.37

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second Quarter 2012	Six Months 2012	From December 2005 to June 30, 2012
Cost of Shares Repurchased	$305	$606	$10,284

Average Cost Per Share	$71.63	$70.01	$53.36

Shares Repurchased	4,257,422	8,648,468	192,739,061

During the period from December 2005 through December 2010, under several share repurchase authorizations the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. The authorization has no expiration date. As of June 30, 2012, approximately $658 million remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2012	Dec. 31 2011	June 30 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$739	$1,035	$739	$1,035
Taxable Fixed Maturities	1,198	955	1,227	983
Equity Securities	177	200	178	179
Other Invested Assets	26	27	26	27

TOTAL	$2,140	$2,217	$2,170	$2,224

PROPERTY AND CASUALTY
	Cost or Amortized Cost		Carrying Value (a)
	June 30 2012	Dec. 31 2011	June 30 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$1,273	$858	$1,273	$858
Fixed Maturities
Tax Exempt	18,779	18,786	20,260	20,211
Taxable	14,998	15,021	16,026	15,990
Equity Securities	1,084	1,064	1,405	1,333
Other Invested Assets	2,033	2,153	2,033	2,153

TOTAL	$38,167	$37,882	$40,997	$40,545

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2012	2011	2012	2011
	(in millions)
CORPORATE INVESTMENT INCOME	$4	$6	$11	$14

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$185	$193	$372	$385
Taxable Interest	110	117	226	233
Other	14	15	26	24
Investment Expenses	(6)	(7)	(13)	(14)

TOTAL	$303	$318	$611	$628

Effective Tax Rate	18.8%	19.3%	18.9%	19.0%

After-Tax Annualized Yield	3.15%	3.24%	3.18%	3.22%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	June 30 2012	Dec. 31 2011	June 30 2011
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,150	$13,958	$15,025
Rolling Year Statutory Net Premiums Written	$11,891	$11,778	$11,532
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.84:1	0.77:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

SIX MONTHS ENDED JUNE 30, 2012

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	6/30/12	12/31/11	Increase (Decrease)
	(in millions)
Personal Insurance
Automobile	$401	$404	$(3)	$2	$(5)
Homeowners	794	769	25	79	(54)
Other	898	902	(4)	31	(35)

Total Personal	2,093	2,075	18	112	(94)

Commercial Insurance
Multiple Peril	1,793	1,735	58	53	5
Casualty	6,380	6,274	106	56	50
Workers’ Compensation	2,495	2,392	103	81	22
Property and Marine	1,117	1,118	(1)	50	(51)

Total Commercial	11,785	11,519	266	240	26

Specialty Insurance
Professional Liability	7,147	7,180	(33)	13	(46)
Surety	76	75	1	3	(2)

Total Specialty	7,223	7,255	(32)	16	(48)

Total Insurance	21,101	20,849	252	368	(116)
Reinsurance Assumed	429	480	(51)	(48)	(3)

Total	$21,530	$21,329	$201	$320	$(119)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$349	$343	$1,261	$1,214	$439	$400	$2,049	$1,957
Decrease (Increase) in Unearned Premiums	(16)	(13)	(16)	(4)	(13)	(3)	(45)	(20)

Net Premiums Earned	333	330	1,245	1,210	426	397	2,004	1,937

Net Losses Paid	207	193	608	662	240	233	1,055	1,088
Increase (Decrease) in Outstanding Losses	—	10	26	85	2	—	28	95

Net Losses Incurred	207	203	634	747	242	233	1,083	1,183

Expenses Incurred	105	106	430	417	167	147	702	670

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$21	$21	$181	$46	$17	$17	$219	$84

Ratios After Dividends to Policyholders:

Loss	62.2%	61.5%	50.9%	61.7%	56.8%	58.7%	54.0%	61.1%
Expense	30.0	30.9	34.1	34.4	38.0	36.7	34.3	34.2

Combined	92.2%	92.4%	85.0%	96.1%	94.8%	95.4%	88.3%	95.3%

Premiums Written as a % of Total	5.8%	5.8%	20.8%	20.5%	7.3%	6.8%	33.9%	33.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$553	$562	$870	$855	$547	$463	$788	$756	$2,758	$2,636
Decrease (Increase) in Unearned Premiums	13	5	(43)	(50)	(70)	(60)	(67)	(88)	(167)	(193)

Net Premiums Earned	566	567	827	805	477	403	721	668	2,591	2,443

Net Losses Paid	274	306	412	433	236	207	470	329	1,392	1,275
Increase (Decrease) in Outstanding Losses	61	124	129	17	106	65	3	248	299	454

Net Losses Incurred	335	430	541	450	342	272	473	577	1,691	1,729

Expenses Incurred	209	215	239	238	115	98	254	247	817	798

Dividends Incurred	—	—	—	—	14	14	—	—	14	14

Statutory Underwriting Income (Loss)	$22	$(78)	$47	$117	$6	$19	$(6)	$(156)	$69	$(98)

Ratios After Dividends to Policyholders:

Loss	59.2%	75.8%	65.4%	55.9%	73.9%	70.0%	65.6%	86.4%	65.6%	71.2%
Expense	37.8	38.3	27.5	27.8	21.5	21.8	32.2	32.7	29.8	30.4

Combined	97.0%	114.1%	92.9%	83.7%	95.4%	91.8%	97.8%	119.1%	95.4%	101.6%

Premiums Written as a % of Total	9.1%	9.5%	14.4%	14.5%	9.1%	7.8%	13.0%	12.8%	45.6%	44.6%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$1,093	$1,146	$147	$173	$1,240	$1,319
Decrease (Increase) in Unearned Premiums	86	74	10	(9)	96	65

Net Premiums Earned	1,179	1,220	157	164	1,336	1,384

Net Losses Paid	796	782	11	15	807	797
Increase (Decrease) in Outstanding Losses	2	(93)	1	8	3	(85)

Net Losses Incurred	798	689	12	23	810	712

Expenses Incurred	333	334	60	57	393	391

Dividends Incurred	—	—	2	2	2	2

Statutory Underwriting Income (Loss)	$48	$197	$83	$82	$131	$279

Ratios After Dividends to Policyholders:

Loss	67.7%	56.5%	7.7%	14.2%	60.7%	51.5%
Expense	30.5	29.1	41.4	33.3	31.8	29.7

Combined	98.2%	85.6%	49.1%	47.5%	92.5%	81.2%

Premiums Written as a % of Total	18.1%	19.4%	2.4%	2.9%	20.5%	22.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$6,047	$5,912	$2	$2	$6,049	$5,914
Decrease (Increase) in Unearned Premiums	(116)	(148)	1	1	(115)	(147)

Net Premiums Earned	5,931	5,764	3	3	5,934	5,767

Net Losses Paid	3,254	3,160	34	50	3,288	3,210
Increase (Decrease) in Outstanding Losses	330	464	(51)	(62)	279	402

Net Losses Incurred	3,584	3,624	(17)	(12)	3,567	3,612

Expenses Incurred	1,912	1,859	1	—	1,913	1,859

Dividends Incurred	16	16	—	—	16	16

Statutory Underwriting Income (Loss)	$419	$265	$19	$15	438	280

Increase in Deferred Acquisition Costs					24	57

GAAP Underwriting Income					$462	$337

Ratios After Dividends to Policyholders:

Loss	60.6%	63.1%	* %	* %	60.3%	62.8%
Expense	31.7	31.5	*	*	31.7	31.5

Combined	92.3%	94.6%	* %	* %	92.0%	94.3%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$4,448	$4,284	$1,601	$1,630	$6,049	$5,914
Decrease (Increase) in Unearned Premiums	(58)	(41)	(57)	(106)	(115)	(147)

Net Premiums Earned	4,390	4,243	1,544	1,524	5,934	5,767

Net Losses Paid	2,553	2,439	735	771	3,288	3,210
Increase (Decrease) in Outstanding Losses	147	250	132	152	279	402

Net Losses Incurred	2,700	2,689	867	923	3,567	3,612

Expenses Incurred	1,334	1,275	579	584	1,913	1,859

Dividends Incurred	16	16	—	—	16	16

Statutory Underwriting Income (Loss)	$340	$263	$98	$17	438	280

Increase in Deferred Acquisition Costs					24	57

GAAP Underwriting Income					$462	$337

Ratios After Dividends to Policyholders:

Loss	61.7%	63.6%	56.2%	60.6%	60.3%	62.8%
Expense	30.1	29.9	36.2	35.8	31.7	31.5

Combined	91.8%	93.5%	92.4%	96.4%	92.0%	94.3%

Premiums Written as a % of Total	73.5%	72.4%	26.5%	27.6%	100.0%	100.0%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$185	$181	$706	$681	$218	$201	$1,109	$1,063
Decrease (Increase) in Unearned Premiums	(18)	(14)	(79)	(72)	2	3	(95)	(83)

Net Premiums Earned	167	167	627	609	220	204	1,014	980

Net Losses Paid	102	97	290	353	102	125	494	575
Increase (Decrease) in Outstanding Losses	4	5	73	41	16	(1)	93	45

Net Losses Incurred	106	102	363	394	118	124	587	620

Expenses Incurred	55	56	229	225	85	76	369	357

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$6	$9	$35	$(10)	$17	$4	$58	$3

Ratios After Dividends to Policyholders:

Loss	63.5%	61.1%	57.9%	64.7%	53.6%	60.8%	57.9%	63.3%
Expense	29.7	30.9	32.4	33.0	39.0	37.8	33.3	33.6

Combined	93.2%	92.0%	90.3%	97.7%	92.6%	98.6%	91.2%	96.9%

Premiums Written as a % of Total	6.0%	5.9%	22.8%	22.3%	7.0%	6.6%	35.8%	34.8%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$292	$295	$420	$419	$249	$220	$392	$376	$1,353	$1,310
Decrease (Increase) in Unearned Premiums	(7)	(10)	(3)	(14)	(8)	(14)	(30)	(38)	(48)	(76)

Net Premiums Earned	285	285	417	405	241	206	362	338	1,305	1,234

Net Losses Paid	149	156	195	274	126	109	214	176	684	715
Increase (Decrease) in Outstanding Losses	35	83	74	(47)	46	34	39	95	194	165

Net Losses Incurred	184	239	269	227	172	143	253	271	878	880

Expenses Incurred	106	113	116	117	54	47	126	124	402	401

Dividends Incurred	—	—	—	—	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$(5)	$(67)	$32	$61	$8	$9	$(17)	$(57)	$18	$(54)

Ratios After Dividends to Policyholders:

Loss	64.6%	83.9%	64.5%	56.1%	73.5%	71.8%	69.9%	80.2%	67.6%	71.7%
Expense	36.3	38.3	27.6	27.9	22.3	22.1	32.1	33.0	29.9	30.8

Combined	100.9%	122.2%	92.1%	84.0%	95.8%	93.9%	102.0%	113.2%	97.5%	102.5%

Premiums Written as a % of Total	9.4%	9.7%	13.6%	13.7%	8.0%	7.2%	12.6%	12.3%	43.6%	42.9%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$555	$595	$83	$85	$638	$680
Decrease (Increase) in Unearned Premiums	29	21	(3)	(4)	26	17

Net Premiums Earned	584	616	80	81	664	697

Net Losses Paid	440	420	5	9	445	429
Increase (Decrease) in Outstanding Losses	(40)	(73)	(2)	(1)	(42)	(74)

Net Losses Incurred	400	347	3	8	403	355

Expenses Incurred	163	168	32	29	195	197

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$21	$101	$44	$43	$65	$144

Ratios After Dividends to Policyholders:

Loss	68.5%	56.4%	3.8%	10.0%	60.8%	51.0%
Expense	29.4	28.2	39.0	34.5	30.6	29.0

Combined	97.9%	84.6%	42.8%	44.5%	91.4%	80.0%

Premiums Written as a % of Total	17.9%	19.5%	2.7%	2.8%	20.6%	22.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$3,100	$3,053	$—	$2	$3,100	$3,055
Decrease (Increase) in Unearned Premiums	(117)	(142)	—	—	(117)	(142)

Net Premiums Earned	2,983	2,911	—	2	2,983	2,913

Net Losses Paid	1,623	1,719	14	24	1,637	1,743
Increase (Decrease) in Outstanding Losses	245	136	(22)	(32)	223	104

Net Losses Incurred	1,868	1,855	(8)	(8)	1,860	1,847

Expenses Incurred	966	955	—	—	966	955

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$141	$93	$8	$10	149	103

Increase in Deferred Acquisition Costs					10	32

GAAP Underwriting Income					$159	$135

Ratios After Dividends to Policyholders:

Loss	62.8%	63.9%	* %	* %	62.5%	63.6%
Expense	31.2	31.4	*	*	31.3	31.3

Combined	94.0%	95.3%	* %	* %	93.8%	94.9%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,366	$2,298	$734	$757	$3,100	$3,055
Decrease (Increase) in Unearned Premiums	(161)	(167)	44	25	(117)	(142)

Net Premiums Earned	2,205	2,131	778	782	2,983	2,913

Net Losses Paid	1,291	1,287	346	456	1,637	1,743
Increase (Decrease) in Outstanding Losses	152	152	71	(48)	223	104

Net Losses Incurred	1,443	1,439	417	408	1,860	1,847

Expenses Incurred	688	671	278	284	966	955

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$66	$13	$83	$90	149	103

Increase in Deferred Acquisition Costs					10	32

GAAP Underwriting Income					$159	$135

Ratios After Dividends to Policyholders:

Loss	65.7%	67.8%	53.6%	52.2%	62.5%	63.6%
Expense	29.2	29.3	37.9	37.5	31.3	31.3

Combined	94.9%	97.1%	91.5%	89.7%	93.8%	94.9%

Premiums Written as a % of Total	76.3%	75.2%	23.7%	24.8%	100.0%	100.0%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2012	2011	2012	2011
	(dollars in millions)
	(As Adjusted)			(As Adjusted)
Annualized Net Income	$1,616	$1,676	$1,820	$1,856
Average Shareholders’ Equity	$15,526	$15,412	$15,451	$15,360

Return on Equity	10.4%	10.9%	11.8%	12.1%

Annualized Operating Income	$1,496	$1,496	$1,686	$1,558
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,701	$14,204	$13,655	$14,181

Operating Return on Equity	10.9%	10.5%	12.3%	11.0%